Exhibit 10.30

ROSENTHAL & ROSENTHAL, INC.

1370 Broadway

New York, NY 10018

March 30, 2022

John J. Bello

Nancy E. Bello

The John and Nancy Bello Revocable Living Trust

4063 N 97th Street

Scottsdale, AZ 85262

RE:	A/C#1134-4851 (the “Collateral Account”)

Dear Mr. and Mrs. Bello:

Reference is made to the Amended and Restated Pledge Agreement executed by The John and Nancy Bello Revocable Living Trust and Rosenthal & Rosenthal, Inc. dated November 24, 2021, with respect to the present and future obligations of Reed’s Inc. to us (the “Pledge Agreement”).

This will confirm that Rosenthal & Rosenthal, Inc. has received payment on account in the amount of $2,500,000 and that pursuant to the October 4, 2018 Financing Agreement, as amended (“Financing Agreement”) (1) such sum has been applied to retire the Permitted Overadvance in Section 2.1(y) of the Financing Agreement, (2) the guaranty of John J. Bello dated November 24, 2021 is hereby discharged, and (3) the securities identified on Schedule “A” are hereby released from the security interest set forth in the Pledge Agreement. In all other respects the Financing Agreement, Loan Documents, Pledge Agreement and other Collateral Documents defined in the Financing Agreement remain in full force and effect.

Very truly yours,

ROSENTHAL & ROSENTHAL, INC.

By:	/s/ Ian Brown
Ian Brown
Vice President

[Signatures continued on following page]

CONSENTED AND ACKNOWLEDGED:

BORROWER:

REEDS’S INC.

By:	/s/ Norman E. Snyder, Jr.	Dated:	March 17, 2022
Norman E. Snyder, Jr., CEO

By:		Dated:	March 17, 2022
Thomas J. Spisak, CFO and Secretary

GUARANTOR:

	Dated:	March 17, 2022
JOHN J. BELLO

PLEDGOR:

THE JOHN AND NANCY BELLO REVOCABLE

LIVING TRUST, under agreement dated December 3, 2012

By:	/s/ John J. Bello	Dated:	March 17, 2022
John J. Bello, Trustee

By:	/s/ Nancy E. Bello	Dated:	March 17, 2022
Nancy E. Bello, Trustee

Consent:

/s/ John J. Bello	Dated:	March 17, 2022
John J. Bello, Trustor and Beneficiary

/s/ Nancy E. Bello	Dated:	March 17, 2022
Nancy E. Bello, Trustor and Beneficiary